Exhibit 32.1

NTELOS HOLDINGS CORP.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of NTELOS HOLDINGS CORP. (the “Company”) on Form 10-Q for the three and six months ended June 30, 2011 (the “Report”), I, James A. Hyde, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ James A. Hyde
James A. Hyde
Chief Executive Officer and President

August 9, 2011